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                                                             EXHIBIT 99.2(n)(ii)


                          INDEPENDENT AUDITORS' CONSENT

The Board of Trustees
ING Senior Income Fund:

We consent to the use of our report dated April 11, 2003 incorporated herein by reference and to the references to our firm under the headings "More Information" and "Financial Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information.

/s/ KPMG LLP


Los Angeles, California
June 25, 2003